CONVERA TECHNOLOGIES, INC.






                                     BY-LAWS







                         Adopted as of December 21, 2000

                         Amended as of February 26, 2003

                                TABLE OF CONTENTS

                                                                                                              Page
ARTICLE I  STOCKHOLDERS..........................................................................................1


     Section 1.01     Annual Meetings............................................................................1
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     Section 1.02     Special Meetings...........................................................................1
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     Section 1.03     Notice of Meetings; Waiver.................................................................1
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     Section 1.04     Quorum.....................................................................................2
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     Section 1.05     Voting.....................................................................................2
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     Section 1.06     Voting by Ballot...........................................................................2
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     Section 1.07     Adjournment................................................................................2
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     Section 1.08     Proxies....................................................................................2
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     Section 1.09     Organization; Procedure....................................................................3
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     Section 1.10     Consent of Stockholders in Lieu of Meeting.................................................3
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ARTICLE II  BOARD OF DIRECTORS...................................................................................3


     Section 2.01     General Powers.............................................................................3
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     Section 2.02     Number and Term of Office..................................................................3
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     Section 2.03     Election of Directors......................................................................3
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     Section 2.04     Annual and Regular Meetings................................................................3
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     Section 2.05     Special Meetings; Notice...................................................................4
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     Section 2.06     Quorum; Voting.............................................................................4
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     Section 2.07     Adjournment................................................................................4
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     Section 2.08     Action Without a Meeting...................................................................4
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     Section 2.09     Regulations; Manner of Acting..............................................................4
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     Section 2.10     Action by Telephonic Communications........................................................5
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     Section 2.11     Resignations...............................................................................5
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     Section 2.12     Removal of Directors.......................................................................5
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     Section 2.13     Vacancies and Newly Created Directorships..................................................5
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     Section 2.14     Compensation...............................................................................5
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     Section 2.15     Reliance on Accounts and Reports, etc......................................................5
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ARTICLE III  EXECUTIVE COMMITTEE AND OTHER COMMITTEES............................................................6


     Section 3.01     How Constituted............................................................................6
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     Section 3.02     Powers.....................................................................................6
     ------------     ------
     Section 3.03     Proceedings................................................................................6
     ------------     -----------
     Section 3.04     Quorum and Manner of Acting................................................................6
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     Section 3.05     Action by Telephonic Communications........................................................7
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     Section 3.06     Absent or Disqualified Members.............................................................7
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     Section 3.07     Resignations...............................................................................7
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     Section 3.08     Removal....................................................................................7
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     Section 3.09     Vacancies..................................................................................7
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ARTICLE IV  OFFICERS  ...........................................................................................7


     Section 4.01     Number.....................................................................................7
     ------------     ------
     Section 4.02     Election...................................................................................7
     ------------     --------
     Section 4.03     Salaries...................................................................................8
     ------------     --------
     Section 4.04     Removal and Resignation; Vacancies.........................................................8
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     Section 4.05     Authority and Duties of Officers...........................................................8
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     Section 4.06     The Chairman of the Board..................................................................8
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     Section 4.07     The President..............................................................................8
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     Section 4.08     The Vice Presidents........................................................................8
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     Section 4.09     The Secretary..............................................................................8
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     Section 4.10     The Treasurer..............................................................................9
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     Section 4.11     Additional Officers.......................................................................10
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     Section 4.12     Security..................................................................................10
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ARTICLE V  CAPITAL STOCK........................................................................................10


     Section 5.01     Certificates of Stock.....................................................................10
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     Section 5.02     Signatures; Facsimile.....................................................................10
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     Section 5.03     Lost, Stolen or Destroyed Certificates....................................................11
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     Section 5.04     Transfer of Stock.........................................................................11
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     Section 5.05     Record Date...............................................................................11
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     Section 5.06     Registered Stockholders...................................................................12
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     Section 5.07     Transfer Agent and Registrar..............................................................12
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ARTICLE VI  INDEMNIFICATION.....................................................................................12


     Section 6.01     Nature of Indemnity.......................................................................12
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     Section 6.02     Successful Defense........................................................................13
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     Section 6.03     Determination that Indemnification is Proper..............................................13
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     Section 6.04     Advance Payment of Expenses...............................................................13
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     Section 6.05     Procedure for Indemnification of Directors and Officers...................................14
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     Section 6.06     Survival; Preservation of Other Rights....................................................14
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     Section 6.07     Insurance.................................................................................14
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     Section 6.08     Severability..............................................................................15
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ARTICLE VII  OFFICES  15


     Section 7.01     Registered Office.........................................................................15
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     Section 7.02     Other Offices.............................................................................15
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ARTICLE VIII  GENERAL PROVISIONS................................................................................15


     Section 8.01     Dividends.................................................................................15
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     Section 8.02     Reserves..................................................................................15
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     Section 8.03     Execution of Instruments..................................................................15
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     Section 8.04     Corporate Indebtedness....................................................................16
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     Section 8.05     Deposits..................................................................................16
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     Section 8.06     Checks....................................................................................16
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     Section 8.07     Sale, Transfer, etc. of Securities........................................................16
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     Section 8.08     Voting as Stockholder.....................................................................16
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     Section 8.09     Fiscal Year...............................................................................16
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     Section 8.10     Seal 17
     Section 8.11     Books and Records; Inspection.............................................................17
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ARTICLE IX  AMENDMENT OF BY-LAWS................................................................................17


     Section 9.01     Amendment.................................................................................17
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                           CONVERA TECHNOLOGIES, INC.

                                     BY-LAWS



                                    ARTICLE I

                                  STOCKHOLDERS

         Section 1.01......Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, within or without the State of Delaware, and on such date and at such hour as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting. [Sections 211(a), (b).]*

         Section 1.02......Special Meetings. Special meetings of the stockholders may be called at any time by the Chairman of the Board or by the President (or, in the event of their absence or disability, by any Vice President), or by the Board of Directors. A special meeting shall be called by the Chairman of the Board or the President (or, in the event of their absence or disability, by any Vice President), or by the Secretary, immediately upon receipt of a written request therefor by stockholders holding in the aggregate not less than a majority of the outstanding shares of the Corporation at the time entitled to vote at any meeting of the stockholders. If such officers shall fail to call such meeting within 20 days after receipt of such request, any stockholder executing such request may call such meeting. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof. [Section 211(d).]

         Section 1.03......Notice of Meetings; Waiver. The Secretary or any
Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten nor more than sixty days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the record of stockholders of the Corporation, or, if he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at such other address. Such further notice shall be given as may be required by law. No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. [Sections 222, 229.]

         Section 1.04......Quorum. Except as otherwise required by law or by the
Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting. [Section 216.]

         Section 1.05......Voting. If, pursuant to Section 5.05 of these
By-Laws, a record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in his name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting. [Sections 212(a), 216.]

         Section 1.06......Voting by Ballot. No vote of the stockholders need be taken by written ballot, unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting. [Sections 211(e), 212.]

         Section 1.07......Adjournment. If a quorum is not present at any meeting of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of
Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting. [Section 222(c).]

         Section 1.08......Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action without a meeting may, by a written instrument signed by such stockholder or his attorney-in-fact, authorize another person or persons to vote at any such meeting and express such consent or dissent for him by proxy. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. [Sections 212(b), (c).]

         Section 1.09......Organization; Procedure. At every meeting of stockholders the presiding officer shall be the Chairman of the Board or, in the event of his absence or disability, the President or, in the event of his absence or disability, a presiding officer chosen by a majority of the stockholders entitled to vote at the meeting and present in person or by proxy. The Secretary, or in the event of his absence or disability, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

         Section 1.10......Consent of Stockholders in Lieu of Meeting. To the
fullest extent permitted by law, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, such action may be taken without a meeting, without prior notice and without a vote of stockholders, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to such corporate action being taken.


                                   ARTICLE II

                               BOARD OF DIRECTORS

         Section 2.01......General Powers. Except as may otherwise be provided by law, by the Certificate of Incorporation or by these By-Laws, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation.
[Section 141(a).]

         Section 2.02......Number and Term of Office. The number of Directors shall be eight. Each Director (whenever elected) shall hold office until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. [Section 141(b).]

         Section 2.03......Election of Directors. The Directors shall be appointed initially by the incorporator. Thereafter, except as otherwise provided in Sections 2.12 and 2.13 of these By-Laws, the Directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election. [Sections 107, 108(a), 211(b), (c), 216.]

         Section 2.04......Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, telex or cable, to each Director who shall not have been present at the meeting at which such action was taken, addressed to him at his usual place of business, or shall be delivered to him personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting. [Sections 141(g), 229, 230.]

         Section 2.05......Special Meetings; Notice. Special meetings of the
Board of Directors shall be held whenever called by the Chairman of the Board or by the President or, in the event of their absence or disability, by any Vice President, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 24 hours' notice, if notice is given to each Director personally or by telephone, telex or telegram, or on five days' notice, if notice is mailed to each Director, addressed to him at his usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.
[Sections 141(g), 229.]

         Section 2.06......Quorum; Voting. Except as otherwise required by these
By-Laws, at all meetings of the Board of Directors, the presence of a majority of the total number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 2.07......Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of
Section 2.05 shall be given to each Director.

         Section 2.08......Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.
[Section 141(f).]

         Section 2.09......Regulations; Manner of Acting. To the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

         Section 2.10......Action by Telephonic Communications. Members of the
Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(i).]

         Section 2.11......Resignations. Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. [Section 141(b).]

         Section 2.12......Removal of Directors. Any Director may be removed at any time, either for or without cause, by vote of the stockholders entitled to vote for the election of such Director. Any vacancy in the Board of Directors caused by any removal of a Director by vote of the stockholders may be filled by the stockholders entitled to vote for the election of the Director so removed. If such stockholders do not fill such vacancy at the meeting at which such removal was effected (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), such vacancy may be filled in the manner provided in Section 2.13 of these By-Laws. [Section 141(k).]

         Section 2.13......Vacancies and Newly Created Directorships. If any
vacancies shall occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the Directors then in office, although less than a quorum. A Director elected to fill a vacancy or a newly created directorship shall hold office until his successor has been elected and qualified or until his earlier death, resignation or removal. Any such vacancy or newly created directorship may also be filled it any time by vote of the stockholders entitled to elect the Director with respect to whom a vacancy exists. [Section 223.]

         Section 2.14......Compensation. The amount, if any, which each Director shall be entitled to receive as compensation for his services as such shall be fixed from time to time by resolution of the Board of Directors.
[Section 141(h).]

         Section 2.15......Reliance on Accounts and Reports, etc. A Director, or
a member of any Committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation. [Section 141(e).]


                                   ARTICLE III

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

         Section 3.01......How Constituted. The Board of Directors may, by
resolution adopted by a majority of the whole Board, designate one or more Committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such Committee. Thereafter, members (and alternate members, if any) of each such Committee may be designated at the annual meeting of the Board of Directors. Any such Committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his successor shall have been designated or until he shall cease to be a Director, or until his earlier death, resignation or removal. [Section 141(c).]

         Section 3.02......Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided in this section or by resolutions of the Board of Directors adopted from time to time by a majority of the whole Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation, including the power to declare dividends and to authorize the issuance of stock. Each such other Committee, except as otherwise provided in this section, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the whole Board. Neither the Executive Committee nor any such other Committee shall have the power or authority to:

                  (a) approve or adopt, or recommend to stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or

                  (b) amend or repeal these By-Laws.

The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors power to authorize the seal of the Corporation to be affixed to any or all papers which may require it.
[Section 141(c).]

         Section 3.03......Proceedings. Each such Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the Meeting of the Board of Directors next following any such proceedings.

         Section 3.04......Quorum and Manner of Acting. Except as may be
otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such. [Sections 141(c), (f).]

         Section 3.05......Action by Telephonic Communications. Members of any
Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.
[Section 141(i).]

         Section 3.06......Absent or Disqualified Members. In the absence or disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. [Section 141(c).]

         Section 3.07......Resignations. Any member (and any alternate member)
of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.

         Section 3.08......Removal. Any member (and any alternate member) of any
Committee may be removed at any time, either for or without cause, by resolution adopted by majority of the whole Board of Directors.

         Section 3.09......Vacancies. If any vacancy shall occur in any
Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.01......Number. The officers of the Corporation shall be elected by the Board of Directors and shall be a President and a Secretary. The Board of Directors also may elect a Chairman and one or more Vice Presidents, a Treasurer and one or more Assistant Secretaries and Assistant Treasurers in such numbers as the Board of Directors may determine. Any number of offices may be held by the same person. No officer need be a Director of the Corporation. [Sections 142(a), (b).]

         Section 4.02......Election. Unless otherwise determined by the Board of
Directors, the officers of the Corporation shall be elected by the Board of Directors at its initial meeting and thereafter annually at the annual meeting of the Board of Directors. In the event of the failure to elect officers at any annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Subject to the provisions of Section 4.11, each officer (whether chosen at any annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until the next succeeding annual meeting of the Board of Directors and until his successor has been elected and qualified, or until his earlier death, resignation or removal.
[Section 142(b).]

         Section 4.03......Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

         Section 4.04......Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors. [Sections 142(b), (e).]

         Section 4.05......Authority and Duties of Officers. The officers of the
Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws or in a resolution of the Board of Directors which is not inconsistent with these By-Laws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. [Section 142(a).]

         Section 4.06......The Chairman of the Board. The Chairman of the Board
shall preside at all meetings of the stockholders and directors at which he is present, and shall exercise such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors.

         Section 4.07......The President. The President shall exercise such powers and perform such duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors.

         Section 4.08......The Vice Presidents. Each Vice President shall exercise such powers and perform such duties as from time to time may be assigned to him by these By-Laws or by the Board of Directors or by the President. At the request of the President or in the event of his absence or disability, the Vice President designated by the Board of Directors or, if no such designation shall have been made, then the Vice President designated by the President shall perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign (unless the President or another Vice President shall have signed), certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

         Section 4.09......The Secretary.  The Secretary shall have the following powers and duties:

                  (a) He shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

                  (b) He shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law.

                  (c) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he shall furnish a copy of such resolution to the members of such Committee.

                  (d) He shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed he may attest the same.

                  (e) He shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these By-Laws.

                  (f) He shall have charge of the stock books and ledgers of the Corporation and shell cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

                  (g) He shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

                  (h) He shall perform, in general, all duties incident to the office of Secretary and such other duties as may be given to him by these By-Laws or as may be assigned to him from time to time by the Board of Directors or the President.

         Section 4.10......The Treasurer.  The Treasurer shall have the following powers and duties:

                  (a) He shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

                  (b) He shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.05 of these By-Laws.

                  (c) He shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.06 of these By-Laws) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

                  (d) He shall render to the Board of Directors or the President, whenever requested, a statement of the financial condition of the Corporation and of all his transactions as Treasurer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

                  (e) He shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation.

                  (f) He may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

         Section 4.11......Additional Officers. The Board of Directors may
appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him, for or without cause. [Sections 142(a), (b).]

         Section 4.12......Security. The Board of Directors may require any officer, agent or employee of the Company to provide security for the faithful performance of his duties, in such amount and of such character as may be determined from time to time by the Board of Directors. [Section 142(c).]


                                    ARTICLE V

                                  CAPITAL STOCK

         Section 5.01......Certificates of Stock. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws. [Section 158.]

         Section 5.02......Signatures; Facsimile. Any or all the signatures on such certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. [Section 158.]

         Section 5.03......Lost, Stolen or Destroyed Certificates. The Board of
Directors may direct that a new certificate or uncertificated shares be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.
[Section 167.]

         Section 5.04......Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate or uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfer of uncertificated shares shall be governed by applicable provisions of law. Subject to the provisions of the Certificate of Incorporation and these By-Laws, the Board of Directors way prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

         Section 5.05......Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the date next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. [Section 213.]

         Section 5.06......Registered Stockholders. Prior to due surrender of a certificate for registration of transfer or transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate or such uncertificated shares, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so. [Section 159.]

         Section 5.07......Transfer Agent and Registrar. The Board of Directors
may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.


                                   ARTICLE VI

                                 INDEMNIFICATION

         Section 6.01......Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any parson who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (a) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (b) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

         The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or in a manner in which he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         Section 6.02......Successful Defense. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
6.01 or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         Section 6.03......Determination that Indemnification is Proper. Any indemnification of a director or officer of the Corporation under Section 6.01. (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Section 6.01. Any indemnification of an employee or agent of the Corporation under Section 6.01 (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 6.01. Any such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

         Section 6.04......Advance Payment of Expenses. Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by this Article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

         Section 6.05......Procedure for Indemnification of Directors and
Officers. Any indemnification of a director or officer of the Corporation under Sections 6.01 and 6.02 or advance of costs, charges and expenses to a director or officer under Section 6.04, shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a Claim for the advance of costs, charges and expenses under Section 6.04 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 6.01, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Section 6.06......Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware General Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit, or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

         The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 6.07......Insurance. By action of the Board of Directors, the
Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

         Section 6.08......Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.


                                   ARTICLE VII

                                     OFFICES

         Section 7.01......Registered Office.  The registered office of the
Corporation in the State of Delaware shall be located at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. [Section 131.]

         Section 7.02......Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require. [Section 122(8).]


                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 8.01......Dividends. Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation. [Section 173.]

         Section 8.02......Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.
[Section 171.]

         Section 8.03......Execution of Instruments. Subject to any limitation contained in the Certificate of Incorporation or these By-Laws, the Chairman of the Board or the President may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation and in the ordinary course of its business. The Board of Directors may, subject to any limitation contained in the Certificate of Incorporation or these By-Laws, authorize any officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

         Section 8.04......Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors shall authorize. When so authorized by the Board of Directors, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

         Section 8.05......Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors, or by such officers or agents as may be authorized by the Board of Directors to make such determination.

         Section 8.06......Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors from time to time may determine.

         Section 8.07......Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors, the Chairman of the Board, the President, or any Vice President together with the Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

         Section 8.08......Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Chairman of the Board or the President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

         Section 8.09......Fiscal Year. The fiscal year of the Corporation shall commence on the first day of February in each calendar year and terminate on the 31st day of January.

         Section 8.10......Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware." The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

         Section 8.11......Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.


                                   ARTICLE IX

                              AMENDMENT OF BY-LAWS

         Section 9.01......Amendment. These By-Laws may be amended, altered or repealed at any regular or special meeting of the stockholders, if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting. Any amendment, alteration or repeal must be approved by holders of a majority of the voting power of the Corporation entitled to vote. These By-laws may also be amended, altered or repealed by a majority of the whole Board of Directors.


_________________________

  * Citations are to the General Corporation Law of the State of Delaware, as in effect on December 21, 2000, are inserted for reference only, and do not constitute a part of the By-Laws.